                                                                   EXHIBIT 10.10


                               GUARANTY AGREEMENT

      THIS GUARANTY AGREEMENT (this "Guaranty") dated as of April 14, 1999 is made by each of the undersigned (each a "Guarantor" and collectively the "Guarantors") to and in favor of Silver Creek Investments, Ltd., a British Virgin Islands company (the "Collateral Agent"), in its capacity as Collateral Agent under that certain Collateral Agency Agreement dated as of the date hereof by and among the Collateral Agent, Bomoseen Investments, Ltd., a British Virgin Islands company ("Bomoseen"), Dandelion Investments, Ltd., a British Virgin Islands company ("Dandelion"), and Elstree Holdings, Ltd., a British Virgin Islands company ("Elstree" and together with the Collateral Agent, Bomoseen and Dandelion, the "Purchasers"). All capitalized term used but not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement (as defined below).

                              W I T N E S S E T H:

      WHEREAS, Senetek Plc, a corporation organized under the laws of England (the "Company"), has entered into the Securities Purchase Agreement dated as of the date hereof between the Company and the Purchasers (as from time to time amended, revised, modified, supplemented or amended and restated, the "Purchase Agreement"); and

      WHEREAS, each Guarantor is, directly or indirectly, a wholly owned Subsidiary of the Company; and

      WHEREAS, as a condition to the Purchasers entering into the Purchase Agreement and purchasing the Securities thereunder, each Guarantor is required to guarantee to the Purchasers payment of all of the Company's obligations under the Purchase Agreement and the other Transaction Documents in accordance with the terms of this Guaranty; and

      WHEREAS, each Guarantor will materially benefit from the purchase of the Securities to be made under the Purchase Agreement, and each Guarantor is willing to enter into this Guaranty to provide an inducement for the Purchasers to purchase such Securities under the Purchase Agreement; and

      WHEREAS, the Purchasers are unwilling to enter into the Purchase Agreement and the other Transaction Documents unless the Guarantors enter into this Guaranty;

      NOW, THEREFORE, to induce each Purchaser to enter into the Purchase Agreement and the other Transaction Documents to which it is a party, and to induce the Purchasers to purchase the Securities, and in consideration of the premises and mutual covenants contained herein and for other valuable consideration the receipt of which is hereby acknowledged by each party hereto, each Guarantor hereby agrees as follows:

      1. Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Collateral Agent for the benefit of the Purchasers, the payment and performance in full of the Company's Liabilities (as defined below). For all purposes of this Guaranty, "Company's Liabilities" means: (a) the Company's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Purchase Agreement, the Securities, and all other Transaction Documents executed in connection with the Purchase Agreement, now or at any time or times hereafter owing, arising, due or payable from the Company, including without limitation principal, interest, premium or fee (including, but not limited to, attorneys' fees and expenses); and (b) the Company's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Company under the Purchase Agreement and all other Transaction Documents executed in connection therewith. The Guarantors' obligations to the Collateral Agent for the benefit of the Purchasers under this Guaranty are hereinafter collectively referred to as the "Guarantors' Obligations"; provided, however, that the liability of each Guarantor individually with respect to the Guarantors' Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law. Each Guarantor agrees that it is jointly and severally, directly and primarily liable for the Company's Liabilities, and that the guaranties made hereunder are guaranties of payment.

      2. Payment. If the Company shall default in payment or performance of any of the Company's Liabilities, whether principal, interest, premium, fees (including, but not limited to, attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Purchase Agreement or any other Transaction Documents, by acceleration, or otherwise, or upon the occurrence of any Event of Default under the Purchase Agreement that has not been cured or waived, then any or all of the Guarantors will, upon demand thereof by the Collateral Agent for the benefit of the Purchasers, or its successors or assigns AS OF THE DATE OF SUCH DEMAND, fully pay to the Collateral Agent for the benefit of the Purchasers, subject to any restriction set forth in Section 1 hereof, an amount equal to all Guarantors' Obligations then due and owing.

      3. Unconditional Obligations. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty shall be joint and several, absolute and unconditional irrespective of the validity, legality or enforceability of the Purchase Agreement, the Securities or any other Transaction Document or any other guaranty of the Company's Liabilities, and shall not be affected by any action taken under the Purchase Agreement, the Securities or any other Transaction Document, any other guaranty of the Company's Liabilities, or any other agreement between the Company and any other Person, in the exercise of any right or power therein conferred, or the order in which rights hereunder are exercised against one or any number of the Guarantors, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Company's Liabilities, or by the release or other disposal of any security for any of the Company's Liabilities, or by the dissolution of the Company or the combination or consolidation of the Company into or with another entity or any transfer or disposition of any assets of the Company or by any extension or renewal of the Purchase Agreement, any of the Securities or any other Transaction Document, in whole or in part, or by any modification, alteration, amendment or addition of or to the Purchase Agreement, any of the Securities or any other Transaction Document, any other guaranty of the Company's Liabilities, or any other agreement between the Company or any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or a guarantor; it being the purpose and intent of the parties hereto that this Guaranty and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

      4. Currency and Funds of Payment. Each Guarantor hereby guarantees that the Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Company's Liabilities, or the rights of the Collateral Agent for the benefit of the Purchasers with respect thereto as against the Company, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Company of any or all of the Company's Liabilities.

      5. Suits. Each Guarantor from time to time shall pay to the Collateral Agent for the benefit of the Purchasers, on demand, at the Collateral Agent's place of business set forth in the Purchase Agreement or such other address as the Collateral Agent shall give notice of to such Guarantor, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Collateral Agent for the benefit of the Purchasers may bring an action against any one or more or all of the Guarantors in compliance with Section 24 hereof. At the election the Collateral Agent for the benefit of the Purchasers, one or more and successive or concurrent actions may be brought hereon by the Collateral Agent for the benefit of the Purchasers against any one or more or all of the Guarantors, whether or not an action has been commenced against the Company, any other guarantor of the Company's Liabilities, or any other Person and whether or not the Collateral Agent for the benefit of the Purchasers has taken or failed to take any other action to collect all or any portion of the Company's Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Company's Liabilities.

      6. Set-Off and Waiver. Each Guarantor irrevocably waives any right to assert against the Purchasers as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Company without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. If at any time hereafter the Collateral Agent for the benefit of the Purchasers employs counsel for advice or other representation to enforce the Guarantors' Obligations that arise out of an Event of Default, or with respect to the administration or amendment of this Guaranty, the Purchase Agreement or any of the Transaction Documents, then, in any of the foregoing events, all of the reasonable attorneys' fees arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by such Guarantor to the Collateral Agent for the benefit of the Purchasers, on demand.

      7. Waiver; Subrogation.

      (a) Each Guarantor hereby waives notice of the following events or occurrences:

            (i) the acceptance of this Guaranty by the Collateral Agent for the benefit of the Purchasers;

            (ii) the Purchasers' purchase of the Securities, whether pursuant to the Purchase Agreement or otherwise;

            (iii) the Purchasers or the Company heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Purchase Agreement, the Securities or any other Transaction Documents;

            (iv) presentment, demand, default, non-payment, partial payment and protest;

            (v) the Purchasers heretofore, now or at any time hereafter granting to the Company (or any other party liable to the Purchasers on account of the Company's Liabilities) or to any certain Guarantor any indulgence or extensions of time of payment of the Company's Liabilities or Guarantors' Obligations, respectively; and

            (vi) the Purchasers heretofore, now or at any time hereafter accepting from the Company, any Guarantor, any other guarantor of the Company's Liabilities or any other Person, any partial payment or payments on account of the Company's Liabilities or any collateral securing the payment thereof or the Purchasers settling, subordinating, compromising, discharging or releasing the same. Each Guarantor agrees that the Collateral Agent for the benefit of the Purchasers may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Collateral Agent for the benefit of the Purchasers, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from the Guarantors' Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

        (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantors' Obligations under this Guaranty may be enforced by the Collateral Agent for the benefit of the Purchasers upon demand by the Collateral Agent for the benefit of the Purchasers to such Guarantor without the Collateral Agent for the benefit of the Purchasers being required, such Guarantor expressly waiving any right it may have to require the Collateral Agent for the benefit of the Purchasers, to (i) prosecute collection or seek to enforce or resort to any remedies against the Company or any other Guarantor or any other guarantor of the Company's Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Collateral Agent for the benefit of the Purchasers by the Company, any other Guarantor or any other Person on account of the Company's Liabilities or any guaranty thereof; IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY MAY BE MADE BY THE COLLATERAL AGENT FOR THE BENEFIT OF THE PURCHASERS, AND THE PROVISIONS HEREOF ENFORCED BY THE COLLATERAL AGENT FOR THE BENEFIT OF THE PURCHASERS, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE PURCHASE AGREEMENT. The Collateral Agent for the benefit of the Purchasers shall not have any obligation to protect, secure or insure any of the foregoing security interests, Liens or encumbrances on the properties or interests in properties subject thereto. The Guarantors' Obligations shall in no way be impaired, affected, reduced, or released by reason of the failure of the Collateral Agent for the benefit of the Purchasers or delay to do or take any of the acts, actions or things described in this Guaranty including, without limiting the generality of the foregoing, those acts, actions and things described in this Section 7.

        (c) Each Guarantor further agrees with respect to this Guaranty that such Guarantor shall have no right of subrogation, reimbursement or indemnity, nor any right of recourse to security for the Company's Liabilities until the satisfaction and indefeasible payment in full of all of the Obligations under the Purchase Agreement and the other Transaction Documents.

      8. Effectiveness; Enforceability. This Guaranty shall be effective as of the date of the execution and delivery of the Purchase Agreement and shall continue in full force and effect until the satisfaction and payment in full of all of the Notes. This Guaranty shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns, including without limitation all assigns of any or all of the Purchasers' rights under the Purchase Agreement. Notwithstanding the foregoing, no Guarantor may, without the prior written consent of the Collateral Agent for the benefit of the Purchasers, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Collateral Agent for the benefit of the Purchasers may at any time hereafter have against a Guarantor under this Guaranty shall be asserted by the Collateral Agent for the benefit of the Purchasers by written notice directed to such Guarantor.

      9. Representations and Warranties; Covenant. Each Guarantor warrants and represents to the Collateral Agent for the benefit of the Purchasers that it is duly authorized to execute, deliver and perform this Guaranty, that this Guaranty is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, that such Guarantor's execution, delivery and performance of this Guaranty do not violate or constitute a breach of its certificate of incorporation or other documents of corporate governance or any agreement to which such Guarantor is a party, or any applicable laws, orders, regulations, decrees or awards of any applicable governmental authority or arbitral body, and that immediately after giving effect to the financing transactions contemplated hereby, each Guarantor is solvent. Each Guarantor hereby covenants that it shall remain solvent. For purposes of this Section 9, the term "solvent" shall mean that, at the time of said determination, (i) the fair value of such Guarantor's assets exceeds the aggregate sum of its liabilities (including, without limitation, contingent liabilities), (ii) such Guarantor is able to pay its debts as they mature, (iii) the property owned by such Guarantor has a value in excess of the total aggregate sum required to pay its debts, and (iv) such Guarantor has capital sufficient to carry on its business.

      10. Expenses. Each Guarantor agrees to be liable for the payment of all reasonable fees, expenses, costs and charges, including attorney's fees (the "Specified Fees and Expenses"), incurred by the Collateral Agent for the benefit of the Purchasers in connection with or arising out of the enforcement, administration or amendment of this Guaranty, the Purchase Agreement or any other Transaction Document which Specified Fees and Expenses shall be paid by such Guarantor to the Collateral Agent for the benefit of the Purchasers on demand, provided, however, that such specified Fees and Expenses shall not include Excluded Expenses (as such term is defined in Section 1(d) of the Pledge Agreement). Upon the Guarantor's reasonable request, the Collateral Agent for the benefit of the Purchasers shall provide evidence of such Specified Fees and Expenses in form and substance reasonable satisfactory to the Guarantors, provided, however, that the right of the Collateral Agent for the benefit of the Purchasers to demand such amounts shall remain unrestricted and unconditional.

      11. Reinstatement. Each Guarantor agrees that, subject to Section 8 hereof, this Guaranty shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Collateral Agent for the benefit of the Purchasers under the Purchase Agreement or this Guaranty is rescinded or disgorged, or must be restored for any reason.

      12. Attorney-in-Fact. Each Guarantor hereby appoints the Collateral Agent as such Guarantor's attorney-in-fact for the purposes of carrying out the provisions of this Guaranty and taking any action and executing any instrument which the Collateral Agent for the benefit of the Purchasers may deem necessary or advisable to accomplish the purposes hereof; which appointment is coupled with an interest and is irrevocable; provided, that the Collateral Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

      13. Absolute Rights and Obligations. All rights of the Collateral Agent for the benefit of the Purchasers, and all obligations of each Guarantor hereunder, shall be absolute and unconditional irrespective of:

            (i) any lack of validity or enforceability of the Purchase Agreement, any other Transaction Document or any other agreement or instrument relating to any of the Guarantors' Obligations or the Company's Liabilities;

            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guarantors' Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, any other Transaction Document or any other agreement or instrument relating to any of the Guarantors' Obligations;

            (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Guarantors' Obligations; or

            (iv) any other circumstances which might otherwise constitute a defense available to, or a discharge of, each Guarantor in respect of the Guarantors' Obligations or of this Guaranty.

      14. Reliance. Each Guarantor represents and warrants to the Collateral Agent for the benefit of the Purchasers that: (a) such Guarantor has adequate means to obtain from the Company, on a continuing basis, information concerning the Company and the Company's financial condition and affairs and has full and complete access to the Company's books and records; (b) such Guarantor is not relying on the Collateral Agent for the benefit of the Purchasers, its or their employees, agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of the Company and the Company's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Collateral Agent for the benefit of the Purchasers, its or their employees, agents or representatives, for any information whatsoever concerning the Company or the Company's financial condition and affairs or other matters material to such Guarantor's decision to execute, deliver and perform this Guaranty or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that the Collateral Agent on behalf of the Purchasers have no duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Company or the Company's financial condition and affairs, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Collateral Agent for the benefit of the Purchasers or its or their employees, agents or other representatives, such Guarantor will independently verify the information and will not rely on the Collateral Agent for the benefit of the Purchasers its or their employees, agents or other representatives, with respect to such information.

      15. Entire Agreement. This Guaranty, together with the Purchase Agreement and other Transaction Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof; and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Guaranty nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

      16. Binding Agreement; Assignment. This Guaranty, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Guarantor shall be permitted to assign this Guaranty or any interest herein without the prior written consent of the Collateral Agent on behalf of the Purchasers. All references herein to the "Collateral Agent for the benefit of the Purchasers" shall include any successor thereof and any other obligees from time to time of the Guarantors' Obligations.

      17. Severability. In case any Lien, security interest or other right of the Collateral Agent for the benefit of the Purchasers or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof, or pursuant to the Purchase Agreement or any other Transaction Document.

      18. Counterparts. This Guaranty may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

      19. Indemnification. Without limitation of any indemnification provision in the Purchase Agreement or any Transaction Document, each Guarantor hereby covenants and agrees to pay, indemnify, and hold the Collateral Agent for the benefit of the Purchasers and each Purchaser harmless from and against any and all other losses, liabilities, costs, expenses or disbursements of any kind or nature (including without limitation reasonable attorneys fees and expenses) whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Guaranty, the Purchase Agreement or the Transaction Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which such Guarantor has incurred any Guarantors' Obligations (other than Excluded Expenses (as such term is defined in Section 1(d) of the Pledge Agreement)) (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that such Guarantor shall have no obligation hereunder with respect to indemnified liabilities directly or primarily arising from the willful misconduct or gross negligence of the Collateral Agent for the benefit of the Purchasers or any Purchaser. The agreements in this subsection shall survive repayment of all Secured Obligations and termination or expiration of this Guaranty.

      20. Termination. This Guaranty and all Guarantors' Obligations hereunder shall terminate only upon the payment in full of the Notes and all of Guarantors' Obligations hereunder.

      21. Remedies Cumulative. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Collateral Agent or the Purchasers provided by law or under the Purchase Agreement, the other Transaction Documents, or other applicable agreements or instruments. The purchase of the Securities pursuant to the Purchase Agreement shall be conclusively presumed to have been made or extended in reliance upon the Guarantor's guaranty of the Guarantors' Obligations pursuant to the terms hereof.

      22. Notices. Any notice required or permitted hereunder shall be given,
(a) with respect to each Guarantor, at the address of the Company indicated in
Section 12.9 of the Purchase Agreement and (b) with respect to the Collateral Agent for the benefit of the Purchasers, at the Collateral Agent's address indicated in Section 12.9 of the Purchase Agreement. All such notices shall be given in writing and shall be effective as provided in Section 12.9 of the Purchase Agreement.

      23. Governing Law; Service of Process.

            (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

            (b) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY TO THIS GUARANTY WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND, BY ITS EXECUTION AND DELIVERY OF THIS GUARANTY, EACH PARTY TO THIS GUARANTY ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH PARTY TO THIS GUARANTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED IN SECTION 22 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. EACH PARTY TO THIS GUARANTY HEREBY KNOWINGLY, INTENTIONALLY AND IRREVOCABLY WAIVE (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT, AND (B) ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

            (c) EACH PARTY TO THIS GUARANTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                            [Signature Page Follows.]

      IN WITNESS WHEREOF, the parties have duly executed this Guaranty on the day and year first written above.

                                       GUARANTORS:

                                       SENETEK DRUG DELIVERY TECHNOLOGIES, INC.

                                       CARME' COSMECEUTICAL SCIENCES, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       SECURED PARTY:

                                       SILVER CREEK INVESTMENTS, LTD.,
                                       as Collateral Agent for the Purchasers

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                          [Signature page to Guaranty]